UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2004

                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Missouri                    0-24293                43-1309065
(State or other jurisdiction of  (Commission File         (IRS Employer
       of incorporation)               Number)          Identification No.)

3600 Mueller Road, St. Charles, Missouri                       63302
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (636) 946-6525

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

On September 16, 2004, LMI Aerospace, Inc. issued a press release announcing that the Company has sold its Versaform Canada business and regained compliance for listing on the Nasdaq National Market. The text of the press release is attached hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits

        No.              Description
        ----             -----------
        99.1             Text of press release dated September 16, 2004

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LMI AEROSPACE, INC.

Date:  September 17, 2004
                                    By:  /s/ Lawrence E. Dickinson
                                         ---------------------------------------
                                           Lawrence E. Dickinson
                                           Chief Financial Officer and Secretary